UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.
(Exact name of registrant as specified in charter)

119 WASHINGTON AVE, SUITE 504, MIAMI BEACH, FL 33139
(Address of principal executive offices) (Zip code)

ERIK M. HERZFELD
119 WASHINGTON AVE , SUITE 504, MIAMI BEACH, FL 33139
(Name and address of agent for service)

Registrant's telephone number, including area code: 305-271-1900

Date of fiscal year end: 06/30/2017

Date of reporting period: 7/01/2016 - 12/31/2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

The Herzfeld Caribbean Basin Fund, Inc.

Semi-Annual Report
December 31, 2016

The Herzfeld Caribbean Basin Fund, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 271-1900

Investment Advisor
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 271-1900

Transfer Agent & Registrar
State Street Bank and Trust
200 Clarendon Street, 16th Floor
Boston, MA 02116
(617) 662-2760

Custodian
State Street Bank and Trust
200 Clarendon Street, 5th Floor
Boston, MA 02116

Counsel
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103

The Herzfeld Caribbean Basin Fund Inc.’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela (“Caribbean Basin Countries”). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries.

Listed NASDAQ Capital Market
Symbol: CUBA

Letter to Stockholders

Thomas J. Herzfeld Chairman and Portfolio Manager

January 27, 2017

Dear Fellow Stockholders,

We are pleased to present our Semi-Annual Report for the six-month period ended December 31, 2016. On that date, the net asset value of The Herzfeld Caribbean Basin Fund, Inc. (CUBA) was $7.46 per share, up 15.30% for the six months then ended, adjusted for the $0.13496 per share year-end capital gains distribution paid on December 28, 2016. The Fund’s share price closed the period at $6.72 per share, a gain of 9.98% over the same semi-annual time period, also adjusted for the distribution.* For calendar year 2016, the Fund’s net asset value appreciated 19.77% while the share price gained 3.67%; both figures are adjusted for the year-end distribution.

The Fund seeks long-term capital appreciation through investment in companies that we believe are poised to benefit from economic, political, structural, and technological developments in the Caribbean Basin. Part of the investment strategy focuses on companies in the region that we believe would benefit from the resumption of U.S. trade with Cuba, as Cuba is the largest and most populated island in the Caribbean. Since it is impossible to predict when the U.S. embargo will be lifted, we have concentrated on investments which we believe can do well even if there is no political or economic change with respect to Cuba.

Caribbean Update

It has been a rough go for the Caribbean Basin during the past few years. Every time the region appeared to be recovering from the financial crises in Venezuela and Puerto Rico, weak commodity pricing, and Zika fears, a new issue arose. In the second half of 2016, sharp moves in currencies that affect the Caribbean market became the new focus. U.S. dollar (“USD”) strength, coupled with extreme weakness in the British pound, Euro, Mexican peso, and Canadian dollar, became either a tailwind or a headwind for many Caribbean Basin nations as each have their own currencies and wildly differing tourist

*	The calculation of the total investment return assumes reinvestment of dividends and distributions at prices obtained by the dividend reinvestment plan.

Letter to Stockholders (continued)

Erik M. Herzfeld President and Portfolio Manager

demographics. Britain’s shocking vote to leave the European Union caused the British pound to plummet. Shortly after Britain’s vote, the U.S. was able to “Trump” that with an even more shocking election. The pro-business, anti-globalization agenda espoused by then President-elect Trump sent the USD soaring versus nearly every currency. Trump’s focus on trade with Mexico sent the peso and the Mexican Bolsa Index plummeting. Since Caribbean countries need to import goods that they cannot produce, Caribbean countries utilizing or pegging to the USD saw their buying power increase or remain the same; helping their economies in the short term. Those countries utilizing free floating currencies or a non-USD peg saw their cost of imports rise, which hurt their economies in the short term. U.S. tourists make up about half of all Caribbean visitors and USD strength coupled with high levels of consumer confidence should increase tourism from the U.S. to countries already popular with U.S. tourists. Also, countries that have struggled due to increasing import prices should see an uptick in travelers from the U.S. as the strong USD will make such travel more affordable. On the opposite end of the spectrum, there should be a downtick in travelers from Canada and Europe, which make up more than one quarter of visitors, as their currencies continue to trend lower versus the USD.

Cuba Update

The death of Fidel Castro in November did not elicit the expected fanfare with regard to further normalizing relations with Cuba possibly due to the election of Donald Trump. The newly-elected President has vowed to reverse many of President Barack Obama’s executive orders, many of which include Obama’s efforts to normalize relations with Cuba only if Cuba makes more efforts towards freedom for its people. After initially claiming to be pro-embargo in an interview in the 1990s, Trump changed his position during the early part of his campaign, siding with normalizing relations. It was not until he won the Republican nomination that he reverted back towards a more hardline stance on Cuba. In order for the Cuban embargo to be lifted under The Cuban Liberty and Democratic Solidarity Act of 1966 (Helms-Burton Act), a new transition government cannot include Fidel Castro or Raul Castro. With Raul now in power, only a congressional vote can lift the embargo since a Castro is still involved in governing Cuba. With Republicans controlling Congress and the White House, it is less likely that Congress will vote on this issue as it is not a priority and Republican members are less likely to support normalization than their Democrat colleagues. Even with future uncertainty regarding U.S.-Cuba policy, U.S. companies continue to forge ahead with plans to expand into Cuba in hopes that the pro-business President will see opportunities for economic growth that will be mutually beneficial to the U.S. and Cuba.

Letter to Stockholders (continued)

Portfolio

Over the calendar year, the NAV performance of The Herzfeld Caribbean Basin Fund, Inc. was solid with much of the gain occurring in the latter half of 2016. Top holdings MasTec, Inc. (MTZ) and Copa Holdings, S.A. (CPA) rebounded resoundingly after poor performance in 2014 and 2015, gaining 120% and 94% respectively as energy and Latin American equities rebounded in 2016 on the back of stronger global economic growth. We believe that there remains more upside for MTZ and CPA as economic activity picks up supporting travel and energy prices and the new U.S. presidential administration enacts more energy friendly policies that should benefit MTZ. CPA competitor Avianca Holdings, SA Spon ADR (AVH) saw an even larger gain returning 103% over the one year period. AVH has been searching for a strategic partnership with a larger global carrier and may be open to a takeover. The takeover chatter sent AVH soaring in the fourth quarter gaining 50%. According to the New York Times, offers from Copa Holdings, United Airlines, and Delta valued AVH as high as $2 billion. With a market cap of $1.2 billion and a strong likelihood AVH makes a deal to remain competitive as other regional operators partner with global carriers, we continue to be constructive on the position.

Despite strong gains in NAV for the Fund, there were some weak performers in the portfolio, with our positions in cruise lines and Mexican equities providing the brunt of the poorer performance. Royal Caribbean Cruises Ltd. (RCL) and Norwegian Cruise Line Holdings Ltd. (NCLH) dropped double digits in 2016 as the holdings declined 17% and 27% respectively. The sharp drop in cruise lines at the start of 2016 was directly attributable to global economic weakness stemming from China. After the extreme drop of everything consumer discretionary, cruise lines struggled to recover as rising fuel costs, new ship builds, and the negativity of the U.S. presidential election led to weaker spending by travelers, resulting in weaker earnings. Cruise lines rallied following the election of Donald Trump as investors and travelers expect lower taxes to boost discretionary spending while increasing profit margins for businesses. We added to our cruise line holdings in 2016, positioning the Fund to benefit from a rebound in the sector. Our Mexican equity holdings were rather flat for most of 2016, but once Donald Trump secured the Republican nomination, we saw more volatility in our Mexican holdings as Mr. Trump’s policies towards Mexico, espoused on the campaign trial, started to be priced into the market. The peso weakened and the Mexican stock market struggled as the possibility of renegotiating the trade deals with Mexico and adding a border tax made Mexican goods less economical if Trump were to win. Heading into the election, the market had priced in a win for Secretary Clinton, with the possibility of the Democrats taking back the Senate. When the Republicans swept the election, the markets reacted immediately as the U.S. stock market priced in lower taxes and stronger economic growth while the Mexican peso and equity market plummeted. Some of our larger Mexican holdings in Wal-Mart de Mexico, S.A.B. de C.V. (WALMEX), Grupo Televisa, S.A.B. ADR (TV), and Fomento Economico Mexicano, S.A.B. de C.V. (FMX)

Letter to Stockholders (continued)

declined more than 10% in 2016. With continued uncertainty regarding what the new President’s policy on Mexico will be, we are hesitant to add substantially to the region. However, we have added positions in Cemex S.A.B. de C.V. (CX) and Grupo Aeroportuario del Sureste, S.A.B. de C.V. (ASR). Any new infrastructure spending plan or border wall will likely need to use CX’s concrete building materials as its operations are strategically located along both sides of the proposed border wall and the company is the largest North American cement producer. We added shares of ASR following the U.S. election as ASR continues to see year over year growth in travelers and we believe the substantially weaker peso will lead to an uptick in U.S. travelers to the region to visit Cancun, Cozumel, Playa del Carmen and other popular vacation destinations that ASR services.

Outlook

With consumer confidence in the U.S. at the highest level since 2004, Americans appear ready to spend more on travel and experiences. The trend toward consumer discretionary spending on experiences versus goods continues to increase, which should lead to more U.S. travelers going to the Caribbean Basin. This bodes well for our travel and leisure holdings in the portfolio that should see an increase in revenues. Any tax cuts by the Trump administration at the corporate and/or individual level should lead to better growth for our U.S. domiciled holdings that pay high effective corporate tax rates. The Trump corporate tax plan calls for a 15% corporate tax rate, which is a sharp decrease from the current 35%. Twelve of our U.S. holdings pay more than a 25% corporate tax rate, so a possible cut in the corporate tax rate would substantially benefit many of these companies. On the other end of the spectrum, uncertainty as to how the new administration is going to deal with Mexico will likely hurt the Mexican economy as multi-nationals will probably wait before they make any capital expenditures, until they have a better understanding of U.S. policy towards Mexico. This does not bode well for the Mexican peso or stock market. We expect some bargains to arise from this uncertainty as the weaker peso should lead to increased travel from the U.S. and benefit businesses that have a high percentage of exports, outside of the U.S.

On the whole, the Caribbean Basin appears poised to benefit from increased global economic growth, especially from the U.S., which drives much of the economy of the region. We continue to keep a close eye on developments in Cuba as news regarding the largest island in the Caribbean is rarely telegraphed and often comes as a surprise to the market.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change.

Letter to Stockholders (continued)

Largest Allocations

The following tables present our largest investment and geographic allocations as of December 31, 2016.

Geographic Allocation	% of Net Assets	Largest Portfolio Positions	% of Net Assets

USA	56.41%	MasTec, Inc.	8.52%
Panama	14.41%	Royal Caribbean Cruises Ltd.	7.42%
Mexico	12.45%	Copa Holdings, S.A.	6.40%
Puerto Rico	4.60%	Norwegian Cruise Line Holdings Ltd.	5.38%
Cayman Islands	3.40%	Carnival Corporation	4.71%
Colombia	1.59%	Lennar Corporation	4.64%
Bahamas	0.30%	Seaboard Corporation	4.62%
Belize	0.02%	Avianca Holdings, SA Spon ADR	4.46%
Latin Amer. Region	0.02%	Cemex S.A.B. de C.V. ADR	4.14%
Cuba	0.00%	Banco Latinoamericano de Comercio Exterior, S.A.	3.55%
Cash and Other Countries	6.80%	Spirit Airlines, Inc.	3.29%

Daily net asset values and press releases by the Fund are available at www.herzfeld.com.

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld Chairman of the Board and Portfolio Manager	Erik M. Herzfeld President and Portfolio Manager

Schedule of Investments as of December 31, 2016 (unaudited)

Shares or Principal Amount	Description	Fair Value
Common stocks - 93.20% of net assets

Airlines - 14.94%
211,569	Avianca Holdings, SA Spon ADR	$2,039,525
32,273	Copa Holdings, S.A.	2,931,357
21,515	ERA Group Inc.*	365,110
26,000	Spirit Airlines, Inc.*	1,504,360

Banking and finance - 9.49%
19,780	Bancolombia, S.A.	725,530
55,166	Banco Latinoamericano de Comercio Exterior, S.A.	1,624,087
23,643	Evertec Inc.	419,663
29,000	Popular Inc.	1,270,780
3,844	W Holding Company Inc.*[1]	--
14,000	Western Union Company	304,080

Communications - 6.20%
44,690	América Móvil, S.A.B. de C.V. ADR	561,753
71,200	América Móvil, S.A.B. de C.V. Series A	44,998
209,144	América Móvil, S.A.B. de C.V. Series L	132,178
11,988	ATN International	960,598
479,575	Fuego Enterprises Inc.*	370,472
210,994	Grupo Radio Centro S.A.B. de C.V.*	118,394
28,400	Grupo Televisa, S.A.B. ADR	593,276
14,272	Spanish Broadcasting System, Inc.*	43,530
14,017	Telesites S.A.B. Series B-1*	7,661

Conglomerates and holding companies - 0.51%
250,000	Admiralty Holding Company*[1]	--
5,000	Archer Daniels Midland Co.	228,250
70,348	Caribbean Investment Holdings Ltd.*	6,954

Construction and related - 15.33%
236,198	Cemex S.A.B. de C.V. ADR	1,896,670
67,875	Cemex S.A.B. de C.V. Series CPO	54,626
20	Ceramica Carabobo Class A ADR*[1]	--
3,000	Martin Marietta Materials	664,590
101,927	MasTec, Inc.*	3,898,708
4,000	Vulcan Materials	500,600

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2016 (unaudited)

Shares or Principal Amount	Description	Fair Value
Consumer products and related manufacturing - 3.27%
327,290	Grupo Casa Saba, S.A.B. de C.V.*[1]	$—-
10,100	Watsco Incorporated	1,496,012

Food, beverages and tobacco - 2.99%
53,874	Cleanpath Resources Corp.*	5
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	144,758
12,110	Fomento Económico Mexicano, S.A.B. de C.V. ADR	922,903
5,000	Fresh Del Monte Produce Inc.	303,150

Housing - 4.64%
49,500	Lennar Corporation	2,125,035

Investment companies - 0.58%
800	Latin American Discovery Fund	7,432
7,633	Mexico Equity & Income Fund	69,995
13,345	Mexico Fund Inc.	187,764
70,348	Waterloo Investment Holdings Ltd.*[1]	--

Leisure - 19.51%
41,400	Carnival Corporation	2,155,284
10,745	Marriott Vacations Worldwide Corp.	911,713
57,943	Norwegian Cruise Line Holdings Ltd.*	2,464,316
41,413	Royal Caribbean Cruises Ltd.	3,397,522

Mining - 1.60%
3,872	Grupo México, S.A.B. de C.V. Series B	10,580
32,000	Freeport McMoran Copper	422,080
31,900	Tahoe Resources, Inc.*	300,498

Pulp and paper - 0.07%
18,300	Kimberly-Clark de México, S.A.B. de C.V. Series A	33,160

Railroad - 0.69%
2,928	Norfolk Southern Corporation	316,429

Retail - 1.05%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	16,038
1,000	Pricesmart Inc.	83,500
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	378,576

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2016 (unaudited)

Shares or Principal Amount	Description	Fair Value
Service - 0.68%
700	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	$10,139
2,100	Grupo Aeroportuario del Sureste, S.A.B de C.V. ADR	302,169

Trucking and marine freight - 5.24%
535	Seaboard Corporation*	2,114,315
2,000	Seacor Holdings, Inc.*	142,560
9,589	Teekay LNG Partners LP	138,561

Utilities - 5.49%
12,000	Caribbean Utilities Ltd. Class A	153,000
129,538	Consolidated Water, Inc.	1,405,487
700	Cuban Electric Company*[1]	--
8,000	NextEra Energy Inc.	955,680

Other - 0.92%
25,000	Geltech Solutions Inc.*	5,200
55,921	Margo Caribe, Inc.*	416,611
895	Siderurgica Venezolana Sivensa, S.A. ADR*[1]	--
79	Siderurgica Venezolana Sivensa, S.A. Series B*[1]	--

Total common stocks (cost $37,136,511)		$42,658,222

Bonds - 0% of net assets
$165,000	Republic of Cuba - 4.5%, 1977 - in default (Note 3)*[1]	$—-

Total bonds (cost $63,037)		$—-

Total investments (cost $37,199,548) - 93.20% of net assets		$42,658,222

Other assets less liabilities - 6.80% of net assets		$3,114,276

Net assets - 100%		$45,772,498

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2016 (unaudited)

The investments are concentrated in the following geographic regions (as percentages of net assets):

United States of America	56.41%
Panama	14.41%
Mexico	12.45%
Other, individually under 5%**	16.73%
100.00%

[1]	Securities have been fair valued in good faith using fair value methodology approved by the Board of Directors. Fair valued securities comprised 0.00% of net assets.
*	Non-income producing.
**	Amount includes other assets less liabilities of 6.80%.

See accompanying notes to the financial statements.

Statement of Assets and Liabilities as of December 31, 2016 (unaudited)

ASSETS

Investments in securities, at fair value (cost $37,199,548)
(Notes 2 and 3)		$42,658,222
Receivable for investments sold		470,186
Cash		2,818,505
Dividends receivable		49,046
Deferred offering costs (Shelf) (Note 7)		115,396
Other assets		18,867

TOTAL ASSETS		46,130,222

LIABILITIES

Accrued investment advisor fee (Note 4)	$161,450
Payable for investments purchased	14,261
Foreign tax withholding	895
Accrued directors fee	42,250
Accrued CCO salary	6,728
Other payables	132,140

TOTAL LIABILITIES		357,724

NET ASSETS (Equivalent to $7.46 per share based on 6,133,659* shares outstanding)		$45,772,498

Net assets consist of the following:
Common stock, $.001 par value; 100,000,000 shares authorized; 6,133,659* shares issued and outstanding		$6,134
Additional paid-in capital		41,726,551
Accumulated net investment loss		(563,551)

Accumulated net realized loss on investments and foreign currency		(855,311)

Net unrealized gain on investments and foreign currency (Note 5)		5,458,675

NET ASSETS		$45,772,498

*
Includes 252,875 shares issued through dividend reinvestment plan, 1,812,293 shares issued through a rights offering conducted in 2007, 1,856,535 shares issued through a rights offering conducted in 2014 and 524,400 shares issued in an at-the-market (ATM) offering. (Note 7)

See accompanying notes to the financial statements.

Statement of Operations (unaudited)
Six Months Ended December 31, 2016

INVESTMENT INCOME AND EXPENSES

Dividends and interest		$354,600

Investment advisory fees (Note 4)	$314,461
Professional fees (Note 7)	371,809
Custodian fees	42,000
Insurance	19,500
CCO salary (Note 4)	13,456
Transfer agent fees	12,000
Directors fees	60,250
Listing fees	11,250
Printing and postage (Note 7)	12,723
Proxy services	7,000
Other (Note 7)	53,702
Total investment expenses		918,151

NET INVESTMENT LOSS		(563,551)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments and foreign currency	(639,191)
Net change in unrealized appreciation/depreciation on investments and foreign currency	8,134,114

NET GAIN ON INVESTMENTS		7,494,923

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$6,931,372

See accompanying notes to the financial statements.

Statements of Changes in Net Assets
Six Months Ended December 31, 2016 and Year Ended June 30, 2016

	Six Months Ended 12/31/16 (unaudited)	Year-Ended 6/30/16

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(563,551)	$(388,116)
Net realized gain (loss) on investments and foreign currency	(639,191)	952,302
Net change in unrealized appreciation/depreciation on investments and foreign currency	8,134,114	(5,358,894)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,931,372	(4,794,708)

DISTRIBUTIONS TO STOCKHOLDERS
Realized gains	(827,799)	(932,480)

CAPTIAL STOCK TRANSACTIONS
Net proceeds from shares issued in reinvestment of distributions (0 and 9,675 shares issued respectively) (Note 7)	--	60,662
Net proceeds of ATM offering (0 and 524,400 shares issued respectively) (Note 7)	--	3,724,051

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,103,573	(1,942,475)

NET ASSETS

Beginning	39,668,925	41,611,400

Ending	$45,772,498	$39,668,925

ACCUMULATED NET INVESTMENT LOSS	$(563,551)	$0

See accompanying notes to the financial statements.

Financial Highlights

	Six Months Ended 12/31/16	Year Ended June 30
	unaudited	2016	2015	2014	2013	2012

PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for each period)
Net asset value, beginning of period	$6.47	$7.43	$9.12	$9.28	$7.90	$8.13
Operations:
Net investment loss[1]	(0.09)	(0.07)	(0.11)	(0.07)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	1.21	(0.80)	(0.08)	1.05	1.61	(0.11)
Total from operations	1.12	(0.87)	(0.19)	0.98	1.58	(0.17)

Distributions:
From net realized gains	(0.13)	(0.16)	(0.64)	(1.14)	(0.20)	(0.06)
Total distributions	(0.13)	(0.16)	(0.64)	(1.14)	(0.20)	(0.06)

Dilutive effect of rights offering	--	--	(0.86)	--	--	--
Accretive effect of ATM	--	0.07	--	--	--	--
Accretive effect of shares in reinvestment of distribution	--	0.00 [2]	0.00 [2]	--	--	--
Net asset value, end of period	$7.46	$6.47	$7.43	$9.12	$9.28	$7.90

Per share market value, end of period	$6.72	$6.11	$9.46	$8.15	$8.51	$6.97

Total investment return (loss) based on market value per share	9.98%	(33.73%)	25.40%	8.98%	25.31%	(1.39%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$45,772	$39,669	$41,611	$33,862	$34,445	$29,330
Ratio of expenses to average net assets	3.59%[3]	3.20%	2.97%	2.46%	2.50%	2.68%
Ratio of net investment loss to average net assets	(0.61%)[3]	(0.99%)	(1.36%)	(0.78%)	(0.38%)	(0.81%)
Portfolio turnover rate	5%	9%	14%	24%	37%	15%

[1]	Computed by dividing the respective period’s amounts from the Statement of Operations by the average outstanding shares for each period presented.
[2]	Amount is less than $0.01.
[3]
This figure has been annualized (net expenses upon expiration of the Fund’s ATM). The overall impact on the Fund’s ratios from the expiration of the ATM is an increase in expenses of 0.67%. The percentage shown is not necessarily indicative of results for a full year.

See accompanying notes to the financial statements.

Notes to Financial Statements (unaudited)

NOTE 1. ORGANIZATION AND RELATED MATTERS

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940, as amended and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA”.

The Fund’s investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin Companies”). Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Notes to Financial Statements (unaudited)

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2:
observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3:
unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Notes to Financial Statements (unaudited)

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Fund’s Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Common Stocks
USA	$25,452,044	$370,472	$0	$25,822,516
Panama	6,594,969	0	0	6,594,969
Mexico	5,578,324	118,394	0	5,696,718
Puerto Rico	2,107,055	0	0	2,107,055
Cayman Islands	1,558,487	0	0	1,558,487
Colombia	725,530	0	0	725,530
Other	152,947	0	0	152,947
Bonds
Cuba	0	0	0	0
Total Investments in securities	$42,169,356	$488,866	$0	$42,658,222

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used to determine fair value, as of December 31, 2016:

Investment in Securities at Value

Level 3
Balance as of 6/30/16	$5,501
Realized/Unrealized gain/(loss)	$1,453
Net purchases	0
Transfer into Level 3	0
Transfer out of Level 3	$(6,954)
Balance as of 12/31/16	$0

Additional quantitative disclosures for assets in which Level 3 inputs are used in determining fair value are presented when there are significant Level 3 investments at the end of the period.

All transfers are recognized by the Fund at the end of each reporting period. Transfers from Level 3 to Level 1 were $6,954, transfers from Level 2 to Level 1 were $153,000, and transfers from Level 1 to Level 2 were $118,394. Transfers between Levels related to the availability of trade information near the valuation date.

Under procedures approved by the Board of Directors, the Advisor provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least

Notes to Financial Statements (unaudited)

annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Advisor convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at a fair value. The Advisor may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may be applied due to the nature or duration of any restrictions on the disposition of investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Advisor employs various methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency. Withholding on foreign taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Pursuant to a custodian agreement, State Street Bank and Trust (“SSBT”) receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT. Credit balances to reduce the Fund’s custodian fees for the six month period ended December 31, 2016 were approximately $0.

Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange

Notes to Financial Statements (unaudited)

rate on the respective dates of such transactions.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodial broker, SSBT. The Fund transacts with other brokers. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal income tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. For the six month period ended December 31, 2016, a distribution from long-term capital gains of $0.13496 per share was declared on November 18, 2016.

NOTE 3. RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds

Notes to Financial Statements (unaudited)

purchased for $63,038 that are currently segregated and restricted from transfer. The bonds were listed on the New York Stock Exchange (“NYSE”) and had been trading in default since 1960. A “regulatory halt” on trading was imposed by the NYSE in July 1995 and trading in the bonds was suspended as of December 28, 2006. The NYSE has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue. As of December 31, 2016, the position was valued at $0 by the Board of Directors.

Investments in securities also include 700 shares of Cuban Electric Company, purchased for $5,817, which are currently segregated and restricted from transfer. As of December 31, 2016, the position was valued at $0 by the Board of Directors.

NOTE 4. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee, payable quarterly, at the annual rate of 1.45% of the Fund’s average daily net assets. Total fees for the six month period ended December 31, 2016 amounted to $314,461, of which $161,450 is payable as of December 31, 2016.

Mr. Thomas J. Herzfeld is the owner of the Advisor.

The Fund reimbursed the Advisor in the amount of $13,456 for the portion of the chief compliance officer’s (the “CCO”) salary determined to be attributable to the services provided as CCO of the Fund, for the six month period ended December 31, 2016.

NOTE 5. INVESTMENT TRANSACTIONS

During the six month period ended December 31, 2016, purchases and sales of investment securities were $2,196,255 and $4,877,273 respectively.

At December 31, 2016, the Fund’s investment portfolio had gross unrealized gains of $9,707,150 and gross unrealized losses of $4,248,475, resulting in a net unrealized gain of $5,458,675 for financial statement purposes.

NOTE 6. INCOME TAX INFORMATION

As of June 30, 2016, for tax purposes the Fund’s accumulated net realized gain on investments was $827,801 and net unrealized losses were $2,891,561.

The cost basis of securities owned on December 31, 2016, for financial statement purposes is lower than the cost basis for income tax purposes by $237,382 due to wash sale adjustments and book-to-tax adjustments to partnership investment. As of December 31, 2016, gross unrealized gains were $9,478,835 and gross unrealized losses were $4,257,542 for income tax purposes.

Notes to Financial Statements (unaudited)

Permanent differences accounted for during the year ended June 30, 2016, result from differences between book and tax accounting for the characterization of foreign currency losses, partnership adjustments, and the reclassification of the Fund’s net investment loss for tax purposes. Such amounts have been reclassified as follows:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments	Additional Paid in Capital
Year ended June 30, 2016	$388,116	($14,746)	($373,370)

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions. Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2013. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses. There were none for the year ended June 30, 2016.

The tax character of distributions paid to shareholders during the years ended June 30, 2016 and June 30, 2015 were as follows: ordinary income, $0 and $71,408, and long-term capital gains of, $932,480 and $3,465,295, respectively.

NOTE 7. CAPITAL STOCK TRANSACTIONS

2007 Rights Offering

On October 26, 2007, the Fund issued 1,812,293 common shares in connection with a rights offering. Stockholders of record September 26, 2007 were issued one non-transferable right for every share owned on that date. The rights entitled the stockholders to purchase one new common share for every right held. In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 100% of the shares offered, or up to an additional 1,678,556 shares of common stock.

The subscription price was equal to 85% of the average volume-weighted sales price per share of the Fund’s common stock on the NASDAQ Capital Market on October 26, 2007 and the four preceding trading days. The final subscription price was $10.04 per share. Net proceeds to the Fund were $18,075,138 after deducting rights offering costs of $120,284.

Notes to Financial Statements (unaudited)

The net asset value of the Fund’s common shares was increased by approximately $0.09 per share as a result of the share issuance.

2014 Rights Offering

On December 12, 2014, the Fund issued 1,856,535 common shares in connection with a rights offering. Stockholders of record October 9, 2014 were issued one non-transferable right for every share owned on that date. The rights entitled the stockholders to purchase one new common share for every three rights held. In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 50% of the shares offered, or up to an additional 618,845 shares of common stock.

The subscription price was equal to 95% of the average volume-weighted closing sales price per share of the Fund’s common stock on the NASDAQ Capital Market on December 4, 2014 and the four preceding trading days. The final subscription price was $6.77 per share. The Fund issued the entire 50% optional secondary oversubscription. Net proceeds to the Fund were $12,442,484 after deducting rights offering costs of $126,034. The net asset value of the Fund’s common shares was decreased by approximately $0.86 per share, as a result of the share issuance.

2015 ATM Offering

In connection with its At-The-Market offering, as of the expiration of the offering, the Fund had issued a total of 524,400 shares of common stock. Through June 30, 2016, the net asset value of the Fund’s common shares was increased by approximately $0.07 per share as a result of the share issuance.

The Fund incurred approximately $410,585 of offering costs in association with the offering, which was recorded as a deferred offering cost and amortized over the life of the offering as new shares were issued. At the expiration of the offering, $122,223 of the offering costs had been amortized. Upon expiration of the offering, the remaining $288,362 of offering costs was expensed to legal expense (professional fees), audit expense (professional fees), printing and postage, and other expenses.

Additionally, the Fund incurred approximately $120,115 of offering costs in association with a shelf registration, which is recorded as a deferred offering cost and is being amortized over the life of the shelf registration. These costs are categorized as deferred offering costs (Shelf) on the Statement of Assets and Liabilities. As of December 31, 2016, $4,719 has been amortized.

Year-End Distributions

On January 9, 2012, the Fund paid a year-end distribution of $0.0643 per share in cash.

On December 26, 2012, the Fund paid a year-end distribution of $0.196 per share in cash.

Notes to Financial Statements (unaudited)

On January 7, 2014, the Fund paid a year-end distribution of $1.140 per share in stock. Stockholders were also given the option of receiving the payment in cash. Shares were purchased in the open market to pay the distribution at a reinvestment price of $8.2657 per share including brokerage commissions.

On January 7, 2015 the Fund paid a year-end distribution of $0.635 per share in cash. Stockholders enrolled in the Fund’s dividend reinvestment plan received stock, issued by the Fund at $7.85 per share, equal to 95% of the closing market price of the stock on January 7, 2015, pursuant to the Fund’s Dividend Reinvestment Plan. The Fund issued a total of 29,978 common shares in connection with its year-end distribution.

On January 6, 2016 the Fund paid a year-end distribution of $0.16 per share in cash. Stockholders enrolled in the Fund’s dividend reinvestment plan received stock, issued by the Fund at $6.27 per share, equal to 95% of the closing market price of the stock on January 6, 2016, pursuant to the Fund’s Dividend Reinvestment Plan. The Fund issued a total of 9,675 common shares in connection with its year-end distribution.

On December 28, 2016, the Fund paid a year-end distribution of $0.13496 per share in cash.

NOTE 8. INVESTMENT RISKS

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer

Notes to Financial Statements (unaudited)

the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Because the Fund’s assets are primarily invested in securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund’s net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk” means that a strong U.S. dollar may reduce returns for U.S. investors while a weak U.S. dollar may increase those returns. The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. dollars. As a result, and because distributions made in U.S. dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. dollar relative to their home currency.

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated the impact of subsequent events on the Fund, through the date the financial statements were issued, and has determined that there were no subsequent events that required disclosure in the financial statements.

Results of November 9, 2016 Stockholder Meeting

The annual meeting of stockholders of the Fund was held on November 9, 2016. At the meeting two nominees for Board of Director posts were elected, as follows:

	Votes For	Votes Withheld
John A. Gelety	4,494,849	236,272
Ann S. Lieff	4,494,739	236,382

The terms of office as directors of Thomas J. Herzfeld, Kay W. Tatum, and Cecilia L. Gondor continued after the meeting.

Dividend Reinvestment Plan

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.
State Street Bank & Trust Company (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.
CASH OPTION. Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.
MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4.
MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the

Dividend Reinvestment Plan (continued)

Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open-market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

5.
The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.
Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee. The Agent will not send a Participant stock certificates for shares unless a Participant so requests in writing or unless a Participant’s account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

Dividend Reinvestment Plan (continued)

7.
There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

8.
The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Upon a Participant’s request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full Common Stock. Although each Participant may from time to time have an undivided fractional interest in a Common Share of the Fund, no certificates for a fractional share will be issued. Similarly, Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.
The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

Dividend Reinvestment Plan (continued)

10.
Each registered Participant may terminate his or her account under the Plan by notifying the Agent in writing at State Street Bank and Trust, P.O. Box 642, Boston, MA 02117-0642, or by calling the Agent at (617) 662-2760. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.
These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

Dated: November 22, 2006

Discussion Regarding the Approval of the Investment Advisory Agreement

The Fund’s Board of Directors (the “Board”), including a majority of those directors who are not “interested persons” as such term is defined in the 1940 Act (“Independent Directors”), unanimously approved the continuance of the investment advisory agreement between the Fund and the Advisor (the “Advisory Agreement”) at a meeting held on August 11, 2016.

In connection with its approval of the continuance of the Advisory Agreement, the Board was provided with written materials provided by the Advisor and by the Fund’s legal counsel including (i) a memorandum from the Fund’s legal counsel regarding the Directors’ responsibilities in evaluating and approving the Advisory Agreement, (ii) a letter from the Advisor containing detailed information about the Advisor’s services to the Fund, Fund performance, allocation of Fund transactions, compliance and administration information, and the compensation received by the Advisor from the Fund; (iii) a copy of the Advisory Agreement between the Fund and the Advisor; (iv) the Advisor’s Form ADV Parts 1A, and 2A and 2B; (v) audited financial statements for the Advisor for the year-ended December 31, 2015 and unaudited financial statements for the six months ended June 30, 2016; (vi) comparative performance data for the Fund relative to peer funds (foreign equity funds including Latin American regional and single country funds) for the six-month and the twelve-month periods ended June 30, 2016; and (vii) comparative statistics and expense ratios and fee data for the Fund relative to foreign equity closed-end peer funds.

During its deliberations on whether to approve the continuance of the Advisory Agreement, the Board considered many factors. The Board considered the nature, extent and quality of the services to be provided by the Advisor and determined that such services will meet the needs of the Fund and its stockholders. The Board reviewed the services provided to the Fund by the Advisor as compared to services provided by other advisers, which manage investment companies with investment objectives, strategies and policies similar to those of the Fund, the Advisor’s history and experience providing investment services to the Fund, and its knowledge of the closed-end fund industry’s use of leverage. The Board concluded that the nature, extent and quality of the services provided by the Advisor were appropriate and consistent with the terms of the Advisory Agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services. The Board also concluded that the Advisor had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated an ability to retain qualified personnel.

Both at the meetings and on an ongoing basis throughout the year, the Board considered and evaluated the investment performance of the Fund and reviewed the Fund’s performance relative to other investment companies and funds in the Caribbean and Latin American regions. The Board considered performance of the Fund, noting that the Fund’s net asset value performance was in line with funds used in the comparative data for the six-month and twelve-month periods ended June 30, 2016, but noted that there were no other funds focused on the Caribbean Basin region. The Board concluded that the performance of the Fund was within an acceptable range of performance relative to other funds used in the comparison.

Discussion Regarding the Approval of the Investment Advisory Agreement (continued)

The Board considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser providing services to the Fund, as well as the Adviser’s profitability. The Board considered the advisory fees paid to the Adviser by the Fund and relevant comparable fee data and statistics of Latin American-specialist and small foreign equity funds. The Board noted that there are no funds with which to make a direct comparison because of the Fund’s unique strategy. The Board also noted that the Fund is considerably smaller than many Latin American regional funds, and, therefore its total expense ratio is relatively higher than funds presented in comparison. The Board further discussed the services by the Adviser and concluded that the advisory services performed were efficient and satisfactory and that the fee charged was reasonable and not excessive. The Board further considered that, to the extent leverage is used, the Adviser would be responsible for managing the additional borrowed assets and would be required to expend additional resources in managing such assets. In addition, the use of leverage would increase the complexity of the administrative and oversight responsibilities associated with securing and monitoring leverage for the Fund. The Board considered the expense ratio of the Fund on a historical basis, and the impact the use of leverage may have on the expense ratio in the future. The Board concluded that the Adviser’s fees and profits derived from its relationship with the Fund in light of its expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies.

The Board also considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of stockholders. The Board recognized that because of the closed-end structure of the Fund, and that there is no influx of additional capital, this particular factor is less relevant to the Fund than it would typically be to an open-end fund. The Board concluded that only marginal economies of scale could be achieved through the growth of assets since the Fund is a closed-end fund.

The Board also considered its deliberations regarding the Adviser’s services and performance from the regular Board meetings held throughout the year, including the Board’s discussion of the Fund’s investment objective, long-term performance, investment style and process. The Board noted the high level of diligence with which it reviews and evaluates the Adviser throughout the year and the extensive information provided with respect to the Adviser’s performance and the Fund’s expenses on a quarterly basis. The Board also considered whether any events occurred that would constitute a reason not to renew the Agreement and concluded there were not.

After further consideration of the factors discussed above and information presented at the August 11, 2016 meeting and at previous meetings of the Board, the Board, and the Independent Directors, determined to continue the Advisory Agreement for an additional one-year period. In arriving at its decision, the Board and the Independent Directors did not identify any single matter, factor or consideration as controlling.

Quarterly Portfolio Reports

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available by link on the Fund’s website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC’s EDGAR database at www.sec.gov. In addition, the Form N-Q can be reviewed and copied at the SEC’s public reference room in Washington, D.C. More information about the SEC’s website or the operation of the public reference room can be obtained by calling the SEC at 1-800-732-0330.

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2015 to June 30, 2016, and a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Privacy Policy

Information We Collect

We collect nonpublic information about our stockholders from applications or other account forms that they complete, from their transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about our stockholders, or our former stockholders, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about stockholders to third parties to assist us in servicing a stockholders’ account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to our stockholders. We may also disclose nonpublic information about our stockholders to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard stockholders’ personal information. We also restrict access to stockholders’ personal and account information to those employees who need to know that information to provide services to our stockholders.

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Officers and Directors

Officers

ERIK M. HERZFELD
President
REANNA J. M. LEE
Secretary, Treasurer,
Chief Compliance Officer

Directors

THOMAS J. HERZFELD
Interested Director, and Chairman
of the Board
JOHN A. GELETY
Independent Director
CECILIA L. GONDOR
Independent Director
ANN S. LIEFF
Independent Director
KAY W. TATUM, Ph.D.
Independent Director

Portfolio Managers

THOMAS J. HERZFELD
Portfolio Manager
ERIK M. HERZFELD
Portfolio Manager

ITEM 2. CODE OF ETHICS.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is inapplicable to semi-annual report on Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended December 31, 2016, there were no changes of any of the Portfolio Managers.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (beginning July 1, 2015 and ending July 31, 2015)	0	n/a	n/a	n/a
Month #2 (beginning August 1, 2015 and ending August 31, 2015)	0	n/a	n/a	n/a
Month #3 (beginning September 1, 2015 and ending September 30, 2015)	0	n/a	n/a	n/a
Month #4 (beginning October 1, 2015 and ending October 31, 2015)	0	n/a	n/a	n/a
Month #5 (beginning November 1, 2015 and ending November 30, 2015)	0	n/a	n/a	n/a
Month #6 (beginning December 1, 2015 and ending December 31, 2015)	570*	$6.78	n/a	n/a
Total	570*	$6.78	n/a	n/a

*
These shares were purchased by Thomas J. Herzfeld, in the open market on December 20, 2016, December 22, 2016 and December 23, 2016. Mr. T. Herzfeld is a director of the Registrant and a controlling person of the Registrant’s investment adviser. Accordingly, Mr. T. Herzfeld may be deemed an “affiliated purchaser” of the Registrant’s shares as such term is defined by Rule 10b-18(a)(3) under the Exchange Act of 1934.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics that is the subject of the disclosure required by Item 2 is incorporated by reference to Exhibit 99.CodeEth of the registrant's Form N-CSR filed on August 29, 2016.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld President

Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld President

Date:	February 24, 2017

By:	/s/ Reanna J. M. Lee
Reanna J. M. Lee Secretary and Treasurer (Principal Financial Officer)

Date:	February 24, 2017